UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K
___________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  June 6, 2023

___________________________
G1 THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
___________________________

Delaware	001-38096	26-3648180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Park Offices Drive Suite 200 Research Triangle Park, NC	27709
(Address of principal executive offices)	(zip code)
Registrant’s telephone number, including area code: (919) 213-9835
___________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.0001 par value	GTHX	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 6, 2023 (the “Closing Date”), G1 Therapeutics, Inc. (the “Company”), as borrower, and Hercules Capital, Inc. and certain of its affiliates (collectively, the “Lender”) entered into a fifth amendment (the “Fifth Amendment”) to amend that certain loan and security agreement, dated as of May 29, 2020, as amended by the First Amendment to Loan and Security Agreement, dated as of March 31, 2021 (the “First Amendment”), the Second Amendment to Loan and Security Agreement, dated as of November 1, 2021 (the “Second Amendment”), the Third Amendment to Loan and Security Agreement, dated as of June 24, 2022 (the “Third Amendment”), and the Fourth Amendment to Loan and Security Agreement dated as of November 1, 2022 (the “Fourth Amendment;” the loan and security agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment, the “Loan and Security Agreement”), under which the Lender has agreed to lend the Company up to $75.0 million, subject to specified conditions. The total loan amount outstanding upon closing of the Fifth Amendment is $50.0 million. The Fifth Amendment eliminates advances under Tranches 2 and 3 and increases the advance available under Tranche 4 from $15.0 million to $25.0 million and extends the time for drawing the Tranche 4 Advance (as defined in the Loan and Security Agreement) from June 30, 2024 to December 15, 2024.

The Fifth Amendment adjusts the minimum cash covenant such that the Company must maintain unrestricted cash equal to at least 35% of the outstanding debt at all times. The Fifth Amendment removes the existing minimum revenue covenant and now provides for a conditional borrowing base limit that, beginning with the financial reporting for the period ending June 30, 2023, and tested monthly, the Company’s debt outstanding to Lender shall not exceed certain thresholds of net product revenue of COSELA®.

The foregoing description is only a summary of certain provisions of the Fifth Amendment and is qualified in its entirety by reference to the Fifth Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

10.1	Fifth Amendment to Loan and Security Agreement by and between G1 Therapeutics, Inc. and Hercules Capital, Inc., dated June 6, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

G1 THERAPEUTICS, INC.

	By:	/s/ John W. Umstead V
John W. Umstead V
Chief Financial Officer

Date: June 9, 2023